                                Two World Trade Center, New York, New York 10048
TCW/DW TERM TRUST 2003
Letter to the Shareholders March 31, 2001

DEAR SHAREHOLDER:

For the 12 months ended March 31, 2001, the net asset value of TCW/DW Term Trust 2003 increased from $9.91 to $10.75 per share. Based on this change, and including reinvestment of dividends totaling $0.59 per share, the Trust's total rate of return for the period was 15.40 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange (NYSE) increased from $8.875 to $10.13. Based on this change and including reinvestment of dividends, the Trust's total return for the 12-month period was
21.43 percent.


MARKET OVERVIEW

U.S. Treasuries rallied for much of the past 12 months, on expectations that the economy would slow and the Federal Reserve Board would lower interest rates. Declining equity values dominated the financial markets over the past six months. Stock prices fell on reports of economic weakness and disappointing earnings, while U.S. Treasuries rallied on the belief that the Federal Reserve would respond to the weakness in the economy by aggressively cutting interest rates. The Fed's first rate cut, on January 3, 2001, surprised investors, but the subsequent easings on January 31, and March 20 were widely anticipated. Disappointment over the size of the March rate cut led to sharp declines in the equity markets. The bond market's response to these equity declines had been less pronounced than usual because it had already discounted the Fed's moves in its price levels.

The yield curve steepened over the last 12 months as yields on the shorter maturities declined more than yields on longer-dated Treasuries. The yield on the three-month U.S. Treasury bill declined more than 150 basis points, to 4.28 percent on March 31, 2001. The spread between the two-year Treasury note and the 30-year U.S. Treasury bond increased from -65 basis points at the end of March 2000 to 127 basis points at the end of the first quarter. The yield on the 10-year U.S. Treasury, which is most often used as a benchmark in the mortgage sector, fell 109 basis points, to

TCW/DW TERM TRUST 2003
Letter to the Shareholders March 31, 2001, continued

close at 4.91 percent, while the yield on the 30-year bond fell 38 basis points, to 5.44 percent. As interest rates declined, mortgage rates also fell, resulting in sharp increases in refinancing activity. Spreads between U.S. Treasuries and mortgages widened because of an increase in prepayment uncertainty.


THE PORTFOLIO

Approximately 71.0 percent of the Trust's portfolio is invested in mortgage pass-through securities issued by agencies of the U.S. government or AAA-rated collateralized mortgage obligations (CMOs) with durations, average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 17.8 percent is invested in inverse floating-rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite to that of a specified index. Approximately
10.3 percent of the Trust's portfolio is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role, as the Trust seeks to achieve its objective of returning the original $10 per share offering price to shareholders at maturity. The remaining portfolio is invested in cash and other short-term securities. On March 31, 2001, the Trust's degree of leverage (the ratio of debt to assets) was approximately 25 percent of total portfolio assets.

According to TCW Investment Management Company (TCW), the Trust's adviser, there has been some evidence that the pace of economic growth has picked up since the fourth quarter of 2000. However, the persistent weakness in manufacturing and the decline in the stock market are concerns. Reports of increasing price pressures have been downplayed as arising from demand pressures that are no longer present. The mortgage sector is once again confronting a wave of refinancing activity, a direct result of the interest-rate declines of the past several months. TCW believes that improved technology and widespread media coverage have heightened the consumer's response to refinancing opportunities. TCW expects further increases in refinancing and prepayment rate activity. The Trust's investment strategy continues to emphasize call protection as a means of reducing exposure to prepayment risk. TCW believes that this structural feature promotes performance gains relative to the generic market, and it underlies our positive outlook on the mortgage sector.

The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market conditions and interest rates. As stated in the Trust's original prospectus, the Trust's income and dividends are expected to decline to some extent over the term of the Trust and as the Trust approaches its termination date.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by

TCW/DW TERM TRUST 2003
Letter to the Shareholders March 31, 2001, continued

repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Trust purchased 4,324,960 shares of common stock at a weighted average price discount of 7.0 percent.

We appreciate your ongoing support of TCW/DW Term Trust 2003 and look forward to continuing to serve your investment needs and objectives.


Very truly yours,


/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin

CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

TCW/DW TERM TRUST 2003
Results of Annual Meeting (unaudited)

                                     * * *

On October 24, 2000, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) Election of Trustees:

    Charles A. Fiumefreddo

    For ..................  64,826,596

    Withheld .............   2,847,331


    Wayne E. Hedien

    For ..................  64,854,729

    Withheld .............   2,819,198


    James F. Higgins

    For ..................  64,851,628

    Withheld .............   2,822,299


    Dr. Manuel H. Johnson

    For ..................  64,871,735

    Withheld .............   2,802,192

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Edwin J. Garn, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) Ratification of the selection of Deloitte & Touche LLP as
    Independent Auditors:

    For ............. 64,522,046

    Against .........  1,957,911

    Abstain .........  1,193,970

In addition, a shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a shareholder of the Trust failed to obtain the necessary quorum of a majority of shares outstanding and entitled to vote at the meeting. Although a quorum was not obtained, the following represents the total of the shares whose votes were returned to the Trust prior to the meeting: 10,474,713 voted in favor of the proposal; 25,726,988 shares voted against the proposal; and 3,521,522 shares abstained.

TCW/DW TERM TRUST 2003
Portfolio of Investments March 31, 2001


 PRINCIPAL
 AMOUNT IN                                                                         COUPON        MATURITY
 THOUSANDS                                                                          RATE           DATE          VALUE
----------------------------------------------------------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (113.4%)
             U.S. GOVERNMENT AGENCIES (81.3%)
  $ 2,802    Federal Home Loan Mortgage Corp. 1409 S (PAC) ..................   14.665+%        11/15/07    $    3,231,505
   70,000    Federal Home Loan Mortgage Corp. 1465 G (PAC) ++ ...............    7.00           12/15/07        71,702,764
   19,608    Federal Home Loan Mortgage Corp. 1507 L ++ .....................    7.00           10/15/22        19,657,438
    9,700    Federal Home Loan Mortgage Corp. 1522 K ........................    6.50           12/15/22         9,701,060
      860    Federal Home Loan Mortgage Corp. 1524 SA .......................    8.50 +         05/15/08           877,438
    8,281    Federal Home Loan Mortgage Corp. 1535 B ++ .....................    7.00           01/15/23         8,296,249
    3,814    Federal Home Loan Mortgage Corp. 1539 SA .......................    5.204+         06/15/08         3,620,131
   40,735    Federal Home Loan Mortgage Corp. 1542 N (PAC) ..................    7.00           01/15/22        41,919,655
   38,223    Federal Home Loan Mortgage Corp. 1543 UG (PAC) ++ ..............    7.00           01/15/23        38,859,482
   17,005    Federal Home Loan Mortgage Corp. 1544 M ........................   10.894+         07/15/08        18,343,870
    2,213    Federal Home Loan Mortgage Corp. 1556 SA .......................    7.433+         08/15/13         2,115,973
   12,360    Federal Home Loan Mortgage Corp. 1563 SA .......................    6.578+         08/15/08        12,193,882
    5,000    Federal Home Loan Mortgage Corp. 1565 IB (TAC) .................    6.425+         08/15/08         4,985,880
    8,894    Federal Home Loan Mortgage Corp. 1576 SA .......................    3.607+         09/15/08         8,296,416
   32,363    Federal Home Loan Mortgage Corp. 1602 PW (PAC) .................    6.50           12/15/21        33,096,248
    2,456    Federal Home Loan Mortgage Corp. 1604 S ........................    6.847+         11/15/08         2,459,261
    1,289    Federal Home Loan Mortgage Corp. 1606 KD (PAC) .................    8.366+         11/15/08         1,303,807
    7,794    Federal Home Loan Mortgage Corp. 1970 PC (PAC) .................    6.75           11/15/21         7,818,100
   36,804    Federal Home Loan Mortgage Corp. G 15 PA .......................    7.00           12/25/21        37,375,089
    6,710    Federal National Mortgage Assoc. 1993-101 SA (TAC) .............    9.227+         06/25/08         7,148,167
    6,394    Federal National Mortgage Assoc. 1993-101 SB (TAC) .............    7.703+         06/25/08         6,900,013
    4,126    Federal National Mortgage Assoc. 1993-114 SC ...................    9.00 +         07/25/08         4,214,853
   31,866    Federal National Mortgage Assoc. 1993-121 B ++ .................    7.00           03/25/23        32,139,872
   19,250    Federal National Mortgage Assoc. 1993-135 S ....................    6.964+         07/25/08        17,330,968
    3,168    Federal National Mortgage Assoc. 1993-135 SB ...................    7.149+         06/25/08         2,876,837
   26,313    Federal National Mortgage Assoc. 1993-141 B ....................    7.00           04/25/23        26,703,182
    1,280    Federal National Mortgage Assoc. 1993-141 SA ...................   10.00 +         03/25/23         1,362,721
   31,579    Federal National Mortgage Assoc. 1993-165 SM (TAC) .............    8.097+         05/25/23        32,140,223
    4,578    Federal National Mortgage Assoc. 1993-173 S ....................    7.05 +         09/25/08         4,657,028
   70,449    Federal National Mortgage Assoc. 1993-21 H (PAC) ++ ............    7.00           03/25/22        70,935,723
   12,210    Federal National Mortgage Assoc. 1993-20 L ++ ..................    7.00           12/25/22        12,262,647
   24,952    Federal National Mortgage Assoc. 1993-206 N ....................    6.50           11/25/23        25,154,978
    2,616    Federal National Mortgage Assoc. 1993-233 J ....................    6.00           06/25/08         2,625,653
   15,398    Federal National Mortgage Assoc. 1993-41C (PAC) ................    7.00           03/25/21        15,756,570
    6,943    Federal National Mortgage Assoc. 1993-63 SD (TAC) ..............    6.845+         05/25/08         6,656,196
    4,854    Federal National Mortgage Assoc. 1993-65 SC ....................    7.442+         06/25/12         4,875,583
   14,260    Federal National Mortgage Assoc. 1993-72 SA ....................    4.978+         05/25/08        13,480,339
   11,467    Federal National Mortgage Assoc. 1993-72 S .....................    8.75 +         05/25/08        11,835,998
    3,725    Federal National Mortgage Assoc. 1993-86 SD ....................    8.360+         05/25/08         3,801,875
    9,019    Federal National Mortgage Assoc. 1993-93 SA ....................    8.480+         05/25/08         9,568,792
    9,087    Federal National Mortgage Assoc. 1993-95 SE ....................    8.215+         06/25/08         9,821,919
   10,000    Federal National Mortgage Assoc. 1993-98 N ++ ..................    7.00           06/25/23        10,181,200
    9,334    Federal National Mortgage Assoc. 1993-196 SA ...................    5.735+         10/25/08         9,007,740

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
Portfolio of Investments March 31, 2001, continued


 PRINCIPAL
 AMOUNT IN                                                                               COUPON          MATURITY
 THOUSANDS                                                                                RATE             DATE         VALUE
----------------------------------------------------------------------------------------------------------------------------------
 $  28,071  Federal National Mortgage Assoc. 1993-26 A ++ ..............................  7.00  %        07/25/23   $   28,079,629
                                                                                                                    --------------
            TOTAL U.S. GOVERNMENT AGENCIES (Cost $678,688,111)...................................................      695,372,954
                                                                                                                    --------------
            PRIVATE ISSUES (32.1%)
     7,165  Bear Stearns Mortgage Securities Inc. 1993-6 A7 (PAC) ......................  7.10           06/25/24        7,224,360
    14,026  Bear Stearns Mortgage Securities Inc. 1993-8 A7 (PAC) ......................  7.50           08/25/24       14,591,412
    54,416  Bear Stearns Mortgage Securities Inc. 1993-8 A11 (TAC) .....................  7.50           08/25/24       55,861,011
    25,800  Chase Mortgage Finance Corp. 1993-G A10 (PAC) ..............................  7.00           05/25/24       26,307,744
     4,513  First Boston Mortgage Securities Corp. 1993-5 A15 ..........................  7.30           03/25/09        4,671,442
    36,683  General Electric Capital Mortgage Services, Inc. 1994-1 A8 .................  6.50           01/25/24       36,318,419
    14,252  Prudential Home Mortgage Securities 1993-23 A12 (PAC) ......................  6.50           07/25/08       14,372,143
    22,367  Prudential Home Mortgage Securities 1993-35 A12 ............................  6.75           09/25/08       22,499,853
    18,000  Prudential Home Mortgage Securities 1993-60 A3 (PAC) .......................  6.75           12/25/23       18,146,160
     9,473  Resolution Funding Mortgage Securities I 1997-S 12 A12 (PAC) ...............  6.75           08/25/27        9,496,624
    36,408  Resolution Funding Mortgage Securities I 1993-S 40 A8 (TAC) ................  6.75           11/25/23       36,726,695
     5,315  Ryland Mortgage Securities Corp. 1993-3 7 (PAC) ............................  6.712          08/25/08        5,343,749
    22,977  Salomon Brothers Mortgage Securities VII Inc. 1993-5 A4 ....................  7.289*         09/25/23       23,443,402
                                                                                                                    --------------
            TOTAL PRIVATE ISSUES (Cost $268,936,187).............................................................      275,003,014
                                                                                                                    --------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $947,624,298)........................................      970,375,968
                                                                                                                    --------------
            U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES (6.1%)
     4,944  Federal Home Loan Mortgage Corp. PC Gold ...................................  6.00           06/01/08        4,987,844
     1,215  Federal National Mortgage Assoc. ...........................................  5.50           02/01/09        1,203,932
     1,357  Federal National Mortgage Assoc. ...........................................  7.00           08/01/08        1,396,977
     8,200  Federal National Mortgage Assoc. ARM .......................................  6.914          07/01/30        8,358,521
    17,332  Federal National Mortgage Assoc. ARM ++ ....................................  6.977          08/01/30       17,621,169
     8,023  Federal National Mortgage Assoc. ARM .......................................  7.38           07/01/30        8,177,302
    10,502  Federal National Mortgage Assoc. ARM .......................................  7.478          07/01/30       10,703,259
                                                                                                                    --------------
            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES
            (Cost $51,313,218) ..................................................................................       52,449,004
                                                                                                                    --------------
            TAX-EXEMPT MUNICIPAL BONDS (13.4%)
            Educational Facilities Revenue (3.5%)
     5,000  Maricopa County Unified School District # 41, Arizona, Gilbert Refg (FGIC) .  0.00           01/01/03        4,694,450
    11,445  Houston Independent School District, Texas, Refg ...........................  0.00           08/15/04       10,046,192
            Spring Independent School District, Texas,
     8,205    Refg Ser 1993 ............................................................  0.00           02/15/03        7,655,675
     8,100    Refg Ser 1993 ............................................................  0.00           02/15/04        7,248,690
                                                                                                                    --------------
                                                                                                                        29,645,007
                                                                                                                    --------------
            Electric Revenue (3.2%)
    12,840  Austin, Texas, Combined Ser A (MBIA) .......................................  0.00           11/15/02       12,112,858
    17,500  San Antonio, Texas, Electric & Gas Refg Ser A (Ambac) ......................  0.00           02/01/04       15,692,950
                                                                                                                    --------------
                                                                                                                        27,805,808
                                                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
Portfolio of Investments March 31, 2001, continued


 PRINCIPAL
 AMOUNT IN                                                                      COUPON       MATURITY
 THOUSANDS                                                                       RATE          DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------
             General Obligation (4.1%)
   19,650    North Slope Boro, Alaska, Ser 1992 A (MBIA) ..................      0.00 %      06/30/02   $   18,803,478
    5,000    Scottsdale, Arizona, Refg (Secondary MBIA) ...................      0.00        07/01/04        4,423,750
             Port of Oakland, California,
    3,000      Refg Ser 1993 F (MBIA) .....................................      0.00        11/01/03        2,741,820
    3,500      Refg Ser 1993 F (MBIA) .....................................      0.00        11/01/04        3,072,055
    6,500    New Orleans, Louisiana, Refg (Ambac) .........................      0.00        09/01/04        5,701,540
                                                                                                        --------------
                                                                                                            34,742,643
                                                                                                        --------------
             Hospital Revenue (1.0%)
   10,000    California Statewide Communities Development Authority,
               UniHealth Ser A (Ambac) ....................................      0.00        10/01/04        8,810,000
                                                                                                        --------------
             Other Revenue (0.6%)
    5,460    Rosemont, Illinois, Tax Increment Ser C-3 (FGIC) .............      0.00        12/01/03        4,944,467
                                                                                                        --------------
             Water & Sewer Revenue (1.0%)
   10,000    Houston Texas, Water & Sewer Jr Lien Ser C (Ambac) ...........      0.00        12/01/03        9,055,800
                                                                                                        --------------
             TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $110,062,368)..................................        115,003,725
                                                                                                        --------------
             SHORT-TERM INVESTMENT (0.3%)
             REPURCHASE AGREEMENT
    2,152    The Bank of New York (dated 03/30/01; proceeds $2,153,342) (a)
             (Cost $2,152,423).............................................      5.125       04/02/01        2,152,423

             TOTAL INVESTMENTS (Cost $1,111,152,307) (b) .................................   133.2 %     1,139,981,120

             LIABILITIES IN EXCESS OF OTHER ASSETS .......................................   (33.2)       (284,343,370)
                                                                                             -----       -------------

             NET ASSETS ..................................................................   100.0 %     $ 855,637,750
                                                                                             =====       =============

---------------
ARM    Adjustable Rate Mortgage.
PC     Participation Certificate.
PAC    Planned Amortization Class.
TAC    Targeted Amortization Class.
 + Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
 ++ Some or all of these securities are pledged in connection with reverse repurchase agreements.
  * Floating rate security. Rate shown is the rate in effect at March 31, 2001.
(a) Collateralized by $2,135,408 Federal Home Loan Banks 6.75% due 02/01/02 valued at $2,195,549.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $31,118,137 and the aggregate gross unrealized depreciation is $2,289,324, resulting in net unrealized appreciation of $28,828,813.

Bond Insurance:
--------------

Ambac  Ambac Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
MBIA   Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001


ASSETS:
Investments in securities, at value
  (cost $1,111,152,307)....................................    $1,139,981,120
Interest receivable .......................................         5,653,442
Prepaid expenses ..........................................            53,987
                                                               --------------
   TOTAL ASSETS ...........................................     1,145,688,549
                                                               --------------
LIABILITIES:
Reverse repurchase agreements .............................       287,904,000
Payable for:
   Interest ...............................................           872,252
   Shares of beneficial interest repurchased ..............           607,672
   Management fee .........................................           330,156
   Investment advisory fee ................................           220,104
Accrued expenses ..........................................           116,615
Contingencies (Note 9) ....................................                 -
                                                               --------------
   TOTAL LIABILITIES ......................................       290,050,799
                                                               --------------
   NET ASSETS .............................................    $  855,637,750
                                                               ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...........................................    $  772,624,988
Net unrealized appreciation ...............................        28,828,813
Accumulated undistributed net investment income ...........        57,531,095
Accumulated net realized loss .............................        (3,347,146)
                                                               --------------
   NET ASSETS .............................................    $  855,637,750
                                                               ==============
NET ASSET VALUE PER SHARE,
   79,570,980 shares outstanding
   (unlimited shares authorized of $.01 par value).........    $        10.75
                                                               ==============



                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
Financial Statements, continued

STATEMENT OF OPERATIONS
For the year ended March 31, 2001


NET INVESTMENT INCOME:
INTEREST INCOME ............................................    $ 80,111,838
                                                                ------------
EXPENSES
Management fee .............................................       3,251,069
Investment advisory fee ....................................       2,167,379
Transfer agent fees and expenses ...........................         214,225
Insurance expense ..........................................         153,453
Registration fees ..........................................          71,760
Shareholder reports and notices ............................          65,765
Professional fees ..........................................          64,491
Custodian fees .............................................          19,216
Trustees' fees and expenses ................................          12,544
Other ......................................................          27,145
                                                                ------------
   TOTAL OPERATING EXPENSES ................................       6,047,047

Interest expense ...........................................      21,895,883
                                                                ------------
   TOTAL EXPENSES ..........................................      27,942,930
                                                                ------------
   NET INVESTMENT INCOME ...................................      52,168,908
                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss ..........................................        (297,559)
Net change in unrealized appreciation/depreciation .........      61,485,693
                                                                ------------
   NET GAIN ................................................      61,188,134
                                                                ------------
NET INCREASE ...............................................    $113,357,042
                                                                ============



                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                                   FOR THE YEAR       FOR THE YEAR
                                                                       ENDED             ENDED
                                                                  MARCH 31, 2001     MARCH 31, 2000
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ........................................   $ 52,168,908       $ 63,024,112
Net realized gain (loss) .....................................       (297,559)           214,788
Net change in unrealized appreciation/depreciation ...........     61,485,693        (49,835,038)
                                                                 ------------       ------------
   NET INCREASE ..............................................    113,357,042         13,403,862
Dividends to shareholders from net investment income .........    (48,052,393)       (55,079,143)
Decrease from transactions in shares of beneficial
  interest ...................................................    (40,984,206)       (32,786,309)
                                                                 ------------       ------------
   NET INCREASE (DECREASE) ...................................     24,320,443        (74,461,590)
NET ASSETS:
Beginning of period ..........................................    831,317,307        905,778,897
                                                                 ------------       ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $57,531,095 and $53,414,580, respectively).................   $855,637,750       $831,317,307
                                                                 ============       ============


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
Financial Statements, continued

STATEMENT OF CASH FLOWS
For the year ended March 31, 2001


INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income ..................................................   $ 52,168,908
Adjustments to reconcile net investment income to net cash provided by operating activities:
Decrease in receivables and other assets related to operations .........        483,645
Decrease in payables related to operations .............................       (109,701)
Net amortization of discount/premium ...................................     (7,656,557)
                                                                           ------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES ...........................     44,886,295
                                                                           ------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchases of investments ...............................................    (54,563,940)
Principal sales/prepayments of investments .............................    176,700,508
Net sales of short-term investments ....................................      2,283,927
                                                                           ------------
   NET CASH PROVIDED BY INVESTING ACTIVITIES ...........................    124,420,495
                                                                           ------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net payments for shares of beneficial interest repurchased .............    (40,580,397)
Net payments for maturities of reverse repurchase agreements ...........    (80,674,000)
Dividends to shareholders from net investment income ...................    (48,052,393)
                                                                           ------------
   NET CASH USED FOR FINANCING ACTIVITIES ..............................   (169,306,790)
                                                                           ------------
NET INCREASE (DECREASE) IN CASH ........................................              -
                                                                           ------------
CASH BALANCE AT BEGINNING OF PERIOD ....................................              -
                                                                           ------------
CASH BALANCE AT END OF PERIOD ..........................................              -
                                                                           ============
Cash paid during the period for interest ...............................   $ 21,211,933
                                                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
Notes to Financial Statements March 31, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2003 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust on January 20, 1993 and commenced operations on April 29, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2003 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees;
(3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

TCW/DW TERM TRUST 2003
Notes to Financial Statements March 31, 2001, continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. MANAGEMENT/INVESTMENT ADVISORY AGREEMENTS

Pursuant to a Management Agreement, the Trust pays Morgan Stanley Dean Witter Services Company Inc. (the "Manager") a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's weekly net assets.

Pursuant to an Investment Advisory Agreement the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's weekly net assets.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended March 31, 2001 were as follows:


                                                                                   SALES/
                                                                 PURCHASES       PREPAYMENTS
                                                              --------------   --------------
U.S. Government Agencies ..................................    $54,563,940      $109,934,380
Private Issue Collateralized Mortgage Obligations .........              -        35,809,882
Municipal Bonds ...........................................              -        30,956,246

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At March 31, 2001, the Trust had transfer agent fees and expenses payable of approximately $1,050.

TCW/DW TERM TRUST 2003
Notes to Financial Statements March 31, 2001, continued

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                                                                CAPITAL
                                                                                                                PAID IN
                                                                                               PAR VALUE       EXCESS OF
                                                                                 SHARES        OF SHARES       PAR VALUE
                                                                            ---------------   -----------   ---------------
Balance, March 31, 1999 .................................................      87,467,540      $ 874,675     $ 845,520,828
Treasury shares purchased and retired (weighted average discount 7.58%)*       (3,571,600)       (35,716)      (32,750,593)
                                                                               ----------      ---------     -------------
Balance, March 31, 2000 .................................................      83,895,940        838,959       812,770,235
Treasury shares purchased and retired (weighted average discount 7.00%)*       (4,324,960)       (43,249)      (40,940,957)
                                                                               ----------      ---------     -------------
Balance, March 31, 2001 .................................................      79,570,980      $ 795,710     $ 771,829,278
                                                                               ==========      =========     =============

---------------

*  The Trustees have voted to retire the shares purchased.

5. FEDERAL INCOME TAX STATUS

At March 31, 2001 the Trust had a net capital loss carryover of approximately $3,319,000 of which $2,754,000 will be available through March 31, 2003 and $565,000 will be available through the termination date of the Trust to offset future capital gains to the extent provided by regulations. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.


6. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At March 31, 2001, securities valued at $296,293,320, were pledged as collateral.

At March 31, 2001, the reverse repurchase agreements outstanding were $287,904,000 with a weighted interest rate of 5.10% maturing within 30 days. The maximum and average daily amounts outstanding during the period were $374,726,000 and $351,216,961, respectively. The weighted average interest rate during the period was 6.23%.

TCW/DW TERM TRUST 2003
Notes to Financial Statements March 31, 2001, continued

7. DIVIDENDS

The Trust declared the following dividends from net investment income:



   DECLARATION      AMOUNT PER         RECORD           PAYABLE
      DATE             SHARE            DATE              DATE
----------------   ------------   ---------------   ---------------
March 27, 2001     $ 0.047        April 6, 2001     April 20, 2001
April 24, 2001     $ 0.047        May 4, 2001       May 18, 2001


8. CHANGE IN ACCOUNTING POLICY

Effective April 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and, as required, begin amortizing premiums on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation based on securities held as of March 31, 2001.


9. LITIGATION

Four purported class actions have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining defendants in litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motion for judgment on the pleadings. In August, 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." On October 13, 1998, three separate class actions alleging similar claims on behalf of

TCW/DW TERM TRUST 2003
Notes to Financial Statements March 31, 2001, continued

the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The defendants removed the Florida action to federal court and the plaintiff's motion to remand the action to the state court was denied. Motions to dismiss were filed by the defendants in the Florida action on August 30, 1999, in the New Jersey action on July 26, 1999 and in the New York action on September 10, 1999. The New Jersey action was dismissed by the court with prejudice and no appeal was filed. The motion to dismiss the Florida action was denied January 27, 2000 and the litigation remains pending. The Supreme Court of the State of New York dismissed the New York action with prejudice on April 25, 2000 and no appeal was filed. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2003
Financial Highlights


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                               FOR THE YEAR ENDED MARCH 31,
                                                           --------------------------------------------------------------------
                                                               2001*        2000*          1999          1998          1997
                                                           ------------ ------------- ------------- ------------- -------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .....................   $  9.91      $ 10.36       $ 10.11       $  8.97       $  8.88
                                                             -------      -------       -------       -------       -------
Income (loss) from investment operations:
 Net investment income ...................................      0.63         0.73          0.74          0.70          0.70
 Net realized and unrealized gain (loss) .................      0.76        (0.57)         0.09          1.01         (0.10)
                                                             -------      -------       -------       -------       -------
Total income from investment operations ..................      1.39         0.16          0.83          1.71          0.60
                                                             -------      -------       -------       -------       -------
Less dividends from net investment income ................     (0.59)      ( 0.64)        (0.63)        (0.63)        (0.59)
                                                             -------      -------       -------       --------      -------
Anti-dilutive effect of acquiring treasury shares ........      0.04         0.03          0.05          0.06          0.08
                                                             -------      -------       -------       --------      -------
Net asset value, end of period ...........................   $ 10.75      $  9.91       $ 10.36       $ 10.11       $  8.97
                                                             =======      =======       =======       =======       =======
Market value, end of period ..............................   $ 10.13      $ 8.875       $ 9.375       $ 9.063       $ 7.875
                                                             =======      =======       =======       =======       =======
TOTAL RETURN+  ...........................................     21.43%        1.46%        10.56%        23.65%        17.22%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses .......................................      0.73%        0.73%         0.74%         0.74%         0.74%
Interest expense .........................................      2.62%        2.38%         2.40%         2.54%         2.42%
Total expenses ...........................................      3.35%        3.11%         3.14%         3.28%         3.16%
Net investment income ....................................      6.21%        7.31%         6.93%         6.97%         7.57%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..................  $855,638     $831,317      $905,779      $934,981      $886,618
Portfolio turnover rate ..................................         5%           6%            -             2%            -

-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF TCW/DW TERM TRUST 2003:

We have audited the accompanying statement of assets and liabilities of TCW/DW Term Trust 2003 (the "Trust"), including the portfolio of investments, as of March 31, 2001, and the related statements of operations, changes in net assets and cash flows, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2000 and the financial highlights for each of the respective stated periods ended March 31, 2000 were audited by other independent accountants whose report, dated May 12, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW/DW Term Trust 2003 as of March 31, 2001, the results of its operations, the changes in its net assets, cash flows, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 11, 2001

                 (This page has been left blank intentionally.)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and
General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

MANAGER
Morgan Stanley Dean Witter Services Company Inc.
Two World Trade Center
New York, NY 10048

ADVISER
TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017



TCW/DW

   TERM TRUST 2003



[GRAPHIC OMITTED]





ANNUAL REPORT
MARCH 31, 2001